UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 11, 2014

PARSLEY ENERGY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36463	46-4314192
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

221 W. 6th Street, Suite 750
Austin, Texas 78701

(Address of Principal Executive Offices)
(Zip Code)

(512) 505-5100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02Results of Operations and Financial Condition.

On November 11, 2014, Parsley Energy, Inc. (the “Company”) announced its financial and operating results for the three and nine months ended September 30, 2014.  A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02 (including the exhibit) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (Exchange Act), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 7.01Regulation FD Disclosure.

In addition, on November 11, 2014, the Company posted a third quarter presentation on the Company’s website, www.parsleyenergy.com.

The information furnished in this Item 7.01 (including the exhibit) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (Exchange Act), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description
99.1	News Release, dated November 11, 2014, titled, “Parsley Energy Announces Third Quarter 2014 Financial and Operating Results”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARSLEY ENERGY, INC.
By:	/s/ Colin W. Roberts
Colin W. Roberts
Vice President—General Counsel and Secretary

Dated:  November 11, 2014

EXHIBIT INDEX

Exhibit No.	Description
99.1	News Release, dated November 11, 2014, titled, “Parsley Energy Announces Third Quarter 2014 Financial and Operating Results”.

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